                                                                    EXHIBIT 99.2


                        AT&T UNIVERSAL CARD MASTER TRUST
                                ANNUAL STATEMENT
                                 SERIES 1995-2
                    FOR THE PERIOD ENDING DECEMBER 31, 1997

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Funding" and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the year. The information which is required to be prepared with respect to the performance of the Trust during the period of 1/01/97 - 12/31/97 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Annual Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)          Information regarding distribution in respect of the Class A
             Certificates per $1,000 original certificate principal amount.

             (1)                       The total amount of the
             distribution in respect of Class A
             Certificates, per $1,000 original
             certificate principal amount                                                                             $59.50000000
                                                                                                                      ------------
             (2)                       The amount of the distribution
             set forth in paragraph 1 above  in respect of interest on
             the Class A Certificates, per $1,000  original certificate
             principal amount                                                                                         $59.50000000
                                                                                                                      ------------
             (3)                       The amount of the distribution set
             forth in paragraph 1 above in respect of principal of the
             Class A Certificates, per $1,000 original certificate
             principal amount                                                                                                $0.00
                                                                                                                             -----


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
 B)          Class A Investor Charge Offs and
             Reimbursement of Charge Offs

             (1)                       The amount of Class A Investor
             Charge Offs                                                                                                     $0.00
                                                                                                                             -----

             (2)                       The amount of Class A Investors Charge Offs set forth in
             paragraph 1 above, per $1,000 original certificate
             principal amount                                                                                                $0.00
                                                                                                                             -----
             (3)                       The total amount reimbursed in
             respect of Class A Investor Charge Offs                                                                         $0.00
                                                                                                                             -----
             (4)                       The amount set forth in paragraph
             3 above, per $1,000 original
             certificate principal amount                                                                                    $0.00
                                                                                                                             -----
             (5)                       The amount, if any, by which the
             outstanding principal balance of the
             Class A Certificates exceeds the Class
             A Invested Amount after giving effect
             to all transactions on such
             Distribution Date                                                                                               $0.00
                                                                                                                             -----

 C)          Information regarding distributions in
             respect of the Class B Certificates,
             per $1,000 original certificate
             principal amount
             (1)                       The total amount of the
             distribution in respect of Class B
             Certificates, per $1,000 original
             certificate principal amount                                                                             $61.00000000
                                                                                                                      ------------
             (2)                       The amount of the distribution
             set forth in paragraph 1 above in
             respect of interest on the Class B
             Certificates, per $1,000 original
             certificate principal amount                                                                             $61.00000000
                                                                                                                      ------------
             (3)                       The amount of the distribution
             set forth in paragraph 1 above in
             respect of principal of the Class B
             Certificates, per $1,000 original
             certificate principal amount                                                                                    $0.00
                                                                                                                             -----

 D)          Amount of reductions in Class B Invested Amount pursuant to clauses
             (c), (d), and (e) of the definition of Class B Invested Amount
             (1)                        The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of
             Class B Invested Amount                                                                                         $0.00
                                                                                                                             -----

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
             (2)                      The amount of reductions in the
             Class B Invested Amount set
             forth in paragraph 1 above, per $1,000
             original certificate principal amount                                                                           $0.00
                                                                                                                             -----
             (3)                       The total amount reimbursed in
             respect of such reductions in the
             Class B Invested Amount                                                                                         $0.00
                                                                                                                             -----
             (4)                       The amount set forth in paragraph
             3 above, per $1,000 original
             certificate principal amount                                                                                    $0.00
                                                                                                                             -----
             (5)                       The amount, if any, by which the
             outstanding principal balance of the
             Class B Certificates exceeds the Class
             B Invested Amount after giving effect
             to all transactions on such
             Distribution Date                                                                                               $0.00
                                                                                                                             -----

E)           Information regarding certain
             distributions to the Collateral
             Interest Holder
             (1)                       The amount distributed to the
             Collateral Interest Holder in respect
             of interest on the Collateral Invested Amount                                                            $2,396,421.93
                                                                                                                      -------------
             (2)                       The amount distributed to the
             Collateral Interest Holder in respect of principal on
             the Collateral Invested Amount                                                                                   $0.00
                                                                                                                              -----

 F)          Amount of reductions in Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Collateral Invested
             Amount
             (1)                       The amount of reductions in the
             Collateral Invested Amount pursuant to clauses (c), (d), and
             (e) of the definition of Collateral Invested Amount                                                             $0.00
                                                                                                                             -----
             (2)                       The total amount reimbursed in
             respect of such reductions in the Collateral Invested Amount                                                    $0.00
                                                                                                                             -----

                                       AT&T UNIVERSAL CARD SERVICES CORP.,
                                          Servicer

                                       By ___/s/Tom Donahue
                                          Name:  Tom Donahue
                                          Title:  Servicing Officer

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

RECEIVABLES  ---

Beginning of the Period Principal Receivables (01/01/97):                                                        $8,580,178,226.45
                                                                                                                 -----------------
Beginning of the Period Finance Charge Receivables (01/01/97):                                                      $81,173,556.87
                                                                                                                    --------------
Beginning of the Period Discounted Receivables:                                                                              $0.00
                                                                                                                             -----
Beginning of the Period Premium Receivables:                                                                                 $0.00
                                                                                                                             -----
Beginning of the Period Total Receivables (01/01/97):                                                            $8,661,351,783.32
                                                                                                                 -----------------


Removed Principal Recievables:                                                                                               $0.00
                                                                                                                             -----
Removed Finance Charge Receivables:                                                                                          $0.00
                                                                                                                             -----
Removed Total Receivables:                                                                                                   $0.00
                                                                                                                             -----


Additional Principal Receivables: (4/97)                                                                         $1,125,269,096.66
                                                                                                                 -----------------
Additional Finance Charge Receivables: (4/97)                                                                       $10,090,419.65
                                                                                                                    --------------
Additional Total Receivables:                                                                                    $1,135,359,516.31
                                                                                                                 -----------------


Discounted Receivables Generated this Period:                                                                                $0.00
                                                                                                                             -----
Premium Receivables Generated this Period:                                                                                   $0.00
                                                                                                                             -----
End of the Period Principal Receivables (12/31/97):                                                              $9,577,202,207.76
                                                                                                                 -----------------
End of the Period Finance Charge Receivables (12/31/97):                                                            $90,437,281.56
                                                                                                                    --------------
End of the Period Discounted Receivables:                                                                                    $0.00
                                                                                                                             -----
End of the Period Premium Receivables:                                                                                       $0.00
                                                                                                                             -----
End of the Period Total Receivables (12/31/97):                                                                  $9,667,639,489.32
                                                                                                                 -----------------


Special Funding Account Balance                                                                                              $0.00
                                                                                                                             -----
Aggregate Invested Amount (all Master Trust Series)                                                              $7,500,000,000.00
                                                                                                                 -----------------

End of the Period Transferor Amount (12/31/97)                                                                     $207,720,220.78
                                                                                                                   ---------------


DELINQUENCIES AND LOSSES ---

                                                                                                         RECEIVABLES
                                                                                                         -----------
End of the Period Delinquencies: (12/31/97)
   31-60 Days Delinquent                                                                                           $106,718,349.83
                                                                                                                   ---------------
   61-90 Days Delinquent                                                                                            $66,032,106.18
                                                                                                                    --------------
   91+ Days Delinquent                                                                                             $118,216,718.59
                                                                                                                   ---------------

   Total 31+ Days Delinquent                                                                                       $290,967,174.60
                                                                                                                   ---------------

Defaulted Accounts During the Period (01/01/97-12/31/97)                                                           $536,946,022.60
                                                                                                                   ---------------




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
INVESTED AMOUNTS ---

Class A Initial Invested Amount                                                                $675,000,000
                                                                                               ------------
Class B Initial Invested Amount                                                                 $35,625,000
                                                                                                -----------
Collateral Initial Invested Amount                                                              $39,375,000
                                                                                                -----------
INITIAL INVESTED AMOUNT                                                                                               $750,000,000
                                                                                                                      ------------

Class A Invested Amount                                                                     $675,000,000.00
                                                                                            ---------------
Class B Invested Amount                                                                      $35,625,000.00
                                                                                             --------------
Collateral Invested Amount                                                                   $39,375,000.00
                                                                                             --------------
INVESTED AMOUNT                                                                                                       $750,000,000
                                                                                                                      ------------


Class A Adjusted Invested Amount                                                            $675,000,000.00
                                                                                            ---------------
Class B Adjusted Invested Amount                                                             $35,625,000.00
                                                                                             --------------
Collateral Invested Amount                                                                   $39,375,000.00
                                                                                             --------------
ADJUSTED INVESTED AMOUNT                                                                                              $750,000,000
                                                                                                                      ------------


ANNUAL SERVICING FEE                                                                                                $15,000,000.00
                                                                                                                    --------------


INVESTOR DEFAULT AMOUNT                                                                                             $44,701,126.03
                                                                                                                    --------------

GROUP II INFORMATION

WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                                                                              5.96%
IN GROUP II                                                                                                                   -----


GROUP II INVESTOR FINANCE CHARGE COLLECTIONS                                                                       $131,373,432.68
                                                                                                                   ---------------
GROUP II INVESTOR ADDITIONAL AMOUNTS                                                                                         $0.00
                                                                                                                             -----
GROUP II INVESTOR DEFAULT AMOUNT                                                                                    $44,701,126.03
                                                                                                                    --------------
GROUP II INVESTOR ANNUAL FEES                                                                                       $15,000,000.00
                                                                                                                    --------------
GROUP II INVESTOR ANNUAL INTEREST                                                                                   $44,732,046.93
                                                                                                                    --------------


SERIES 1995-2 INFORMATION

SERIES 1995-2 ALLOCATION PERCENTAGE                                                                                          10.51%
                                                                                                                             ------
SERIES 1995-2 ALLOCABLE FINANCE CHARGE                                                                             $159,485,255.44
                                                                                                                   ---------------

COLLECTIONS

SERIES 1995-2 ADDITIONAL AMOUNTS                                                                                             $0.00
                                                                                                                             -----
SERIES 1995-2 ALLOCABLE DEFAULTED AMOUNT                                                                            $56,513,264.44
                                                                                                                    --------------
SERIES 1995-2 ANNUAL FEES                                                                                           $15,000,000.00
                                                                                                                    --------------
SERIES 1995-2 ALLOCABLE PRINCIPAL COLLECTIONS                                                                    $1,983,214,806.42
                                                                                                                 -----------------
SERIES 1995-2 REQUIRED TRANSFEROR AMOUNT                                                                            $52,500,000.00
                                                                                                                    --------------
FLOATING ALLOCATION PERCENTAGE                                                                                               79.27%
                                                                                                                             ------


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
INVESTOR FINANCE CHARGE COLLECTIONS                                                                                $126,315,106.47
                                                                                                                   ---------------
INVESTOR DEFAULT AMOUNT                                                                                             $44,701,126.03
                                                                                                                    --------------
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                                                                    $131,373,432.38
                                                                                                                   ---------------
PRINCIPAL ALLOCATIONS PERCENTAGE                                                                                             79.27%
                                                                                                                             ------
AVAILABLE PRINCIPAL COLLECTIONS                                                                                  $1,569,349,897.37
                                                                                                                 -----------------


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                                                                                  90.00%
                                                                                                                             ------

    Class A Floating Percentage of Reallocated                                              $118,634,556.88
    Investor Finance Charge Collections                                                     ---------------


    Other Amounts                                                                                     $0.00
                                                                                                      -----

TOTAL CLASS A AVAILABLE FUNDS                                                                                      $118,634,556.88
                                                                                                                   ---------------

   Class A Annual Interest                                                                   $40,162,500.00
                                                                                             --------------
   Class A Servicing Fee (if applicable)                                                              $0.00
                                                                                                      -----
   Class A Investor Default Amount                                                           $40,231,013.41
                                                                                             --------------
TOTAL CLASS A EXCESS SPREAD                                                                                         $38,241,043.47
                                                                                                                    --------------

CLASS A REQUIRED AMOUNT                                                                                                      $0.00
                                                                                                                             -----

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                                                                                   4.75%
                                                                                                                              -----

CLASS B AVAILABLE FUNDS                                                                                              $6,240,238.03
                                                                                                                     -------------

   Class B Annual Interest                                                                    $2,173,125.00
                                                                                              -------------
   Class B Servicing Fee (if applicable)                                                              $0.00
                                                                                                      -----

TOTAL CLASS B EXCESS SPREAD                                                                                          $4,067,113.03
                                                                                                                     -------------
COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                                                                                5.25%
                                                                                                                              -----

COLLATERAL AVAILABLE FUNDS                                                                                           $6,897,105.21
                                                                                                                     -------------
   Collateral Interest Servicing Fee (if  applicable)                                                                        $0.00
                                                                                                                             -----
TOTAL COLLATERAL EXCESS SPREAD                                                                                       $6,897,105.21
                                                                                                                     -------------
EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                                                                                 $49,205,261.71
                                                                                                                    --------------


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
Excess Spread Applied to Class A Required Amount                                                                             $0.00
                                                                                                                             -----
Excess Spread Applied to Class A Investor Chargeoffs                                                                         $0.00
                                                                                                                             -----

Excess Spread Applied to Class B Required Amount                                                                     $2,123,303.49
                                                                                                                     -------------
Excess Spread Applied to Reductions of Class B                                                                               $0.00
Invested Amount pursuant to clauses (c), (d) and (e)                                                                         -----

Excess Spread Applied to Collateral Annual                                                                           $2,396,421.93
Interest                                                                                                             -------------

Excess Spread Applied to Unpaid Annual                                                                              $15,000,000.00
Servicing Fee                                                                                                       --------------

Excess Spread Applied Collateral Default Amount                                                                      $2,346,809.11
                                                                                                                     -------------
Excess Spread Applied to Reductions of                                                                                       $0.00
Collateral Invested Amount Pursuant to Clauses                                                                               -----
(c), (d) and (e)

Excess Spread Applied to Reserve Account                                                                                     $0.00
                                                                                                                             -----
Excess Spread Applied to Other Amounts Owed to                                                                               $0.00
Collateral Interest Holder                                                                                                   -----


TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                                                                  $27,338,727.19
                                                                                                                    --------------

EXCESS FINANCE CHARGES COLLECTIONS

TOTAL EXCESS FINANCE CHARGE COLLECTIONS                                                                            $200,197,581.43
FOR ALL ALLOCATION SERIES                                                                                          ---------------

SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                                                                            $0.00
ALLOCATED TO SERIES 1995-2                                                                                                   -----


Excess Finance Charge Collections Applied to                                                                                 $0.00
Class A Required Amount                                                                                                      -----

Excess Finance Charge Collections Applied to                                                                                 $0.00
Class A Investor Charge Offs                                                                                                 -----

Excess Finance Charge Collections Applied to                                                                                 $0.00
Class B Required Amount                                                                                                      -----

Excess Finance Charge Collections Applied to                                                                                 $0.00
Reductions of Class B Invested Amount Pursuant                                                                               -----
to Clauses (c), (d) and (e)

Excess Finance Charge Collections Applied to                                                                                 $0.00
Collateral Annual Interest                                                                                                   -----

Excess Finance Charge Collections Applied to                                                                                 $0.00
Unpaid Annual Servicing Fee                                                                                                  -----

Excess Finance Charge Collections Applied to                                                                                 $0.00
Collateral Default Amount                                                                                                    -----





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
Excess Finance Charge Collections Applied to                                                                                 $0.00
Reductions of Collateral Invested Amount                                                                                     -----
Pursuant to Clauses (c), (d) and (e)

Excess Finance Charge Collections Applied to                                                                                 $0.00
Reserve Account                                                                                                              -----

Excess Finance Charge Collections Applied to                                                                                 $0.00
Other Amounts Owed to Collateral Interest Holder                                                                             -----

YIELD, BASE, AND EXCESS SPREAD RATE---

AVERAGE BASE RATE FOR THE PERIOD                                                                                              7.97%
                                                                                                                              -----

AVERAGE SERIES ADJUSTED PORTFOLIO                                                                                            11.61%
YIELD FOR THE PERIOD                                                                                                         ------

AVERAGE EXCESS SPREAD RATE FOR THE PERIOD                                                                                     3.64%
                                                                                                                              -----
PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                                                 90.00%
                                                                                                                             ------
   Class A Principal Collections                                                          $1,412,414,907.65
                                                                                          -----------------
CLASS B PRINCIPAL PERCENTAGE                                                                                                  4.75%
                                                                                                                              -----
   Class B Principal Collections                                                             $74,544,120.12
                                                                                             --------------
COLLATERAL PRINCIPAL PERCENTAGE                                                                                               5.25%
                                                                                                                              -----
   Collateral Principal Collections                                                          $82,390,869.61
                                                                                             --------------

AVAILABLE PRINCIPAL COLLECTIONS                                                           $1,569,349,897.38
                                                                                          -----------------
REALLOCATED PRINCIPAL COLLECTIONS                                                                                            $0.00
                                                                                                                             -----

SERIES 1995-2 PRINCIPAL SHORTFALL                                                                                            $0.00
                                                                                                                             -----

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                                                            $0.00
PRINCIPAL SHARING SERIES                                                                                                     -----


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
ACCUMULATION ---

Controlled Accumulation Amount                                                                        $0.00
                                                                                                      -----
Deficit Controlled Accumulation Amount                                                                $0.00
                                                                                                      -----
CONTROLLED DEPOSIT AMOUNT                                                                                                    $0.00
                                                                                                                             -----

PRINCIPAL FUNDING ACCOUNT BALANCE                                                                                            $0.00
                                                                                                                             -----

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                                                  $1,614,051,023.40
PRINCIPAL SHARING SERIES                                                                                         -----------------


INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                                                 $0.00
                                                                                                                             -----
REDUCTIONS IN CLASS B INVESTED AMOUNT (OTHER THAN                                                                            $0.00
BY PRINCIPAL PAYMENTS)                                                                                                       -----

REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                                                                              $0.00
THAN BY PRINCIPAL PAYMENTS)                                                                                                  -----

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                                                      $0.00
                                                                                                                             -----
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                                                                                  $0.00
REIMBURSED                                                                                                                   -----


PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                                                                               $0.00
REIMBURSED                                                                                                                   -----


                                       AT&T UNIVERSAL CARD SERVICES CORP.,
                                       as Servicer

                                       By:  ____/s/Tom Donahue
                                            Name:  Tom Donahue
                                            Title:  Servicing Officer



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